EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB/A of Electronic Game Card, Inc., (the "Company") for the FY ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Linden
J. Boyne, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



DATE: NOVEMBER 22, 2005



         /S/  LINDEN J. BOYNE
         -------------------------------------------
              LINDEN J. BOYNE
              CHIEF FINANCIAL AND ACCOUNTING OFFICER